UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                          IMMTECH PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      8733                   39-1523370
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code:  (847) 573-0033

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

            T. Stephen Thompson retired as President and member of the board of directors of Immtech Pharmaceuticals, Inc., effective May 1, 2006. Mr. Thompson will continue as a consultant to the Company for strategic business development.

Item 9.01   Financial Statements and Exhibits.

            (c)  Exhibits.

            The following exhibits are filed or furnished as part of this
Report:

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Exhibit Number               Description
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99.1             Press release  announcing  resignation of T. Stephen  Thompson dated May 3, 2006.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMTECH PHARMACEUTICALS, INC.


Date:  May 3, 2006                     By:   /s/ Eric L. Sorkin
                                           -----------------------------------
                                           Eric L. Sorkin
                                           Chief Executive Officer and President